UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 19, 2015

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1720 South Bellaire Street, Suite 325
Denver, Colorado		80222
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (800) 420-4866

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 14, 2015, CannaSys, Inc., entered into a Securities Purchase Agreement with EMA Financial, LLC, a Delaware limited liability company (“EMA”) and executed a 10% Convertible Note in favor of EMA in the principal amount of $28,000.00. EMA funded the note on October 19, 2015 (the “Closing Date”) less $3,000 which it retained for its due diligence and legal fees. The note is unsecured, accrues interest at 10% per annum, is due and payable on October 14, 2016, and the outstanding amount due on the note is convertible into restricted shares of CannaSys common stock at any time during the term of the note at EMA’s sole discretion at the conversion price of the lower of: (i) the closing sale price of the common stock on the trading day on immediately preceding the Closing Date, and (ii) 50% of the lowest sale price for the common stock during the 25 consecutive trading days immediately preceding the conversion date.  The securities represented by the note were issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. EMA is an “accredited investor” as defined in Rule 501(a) of Regulation D.  EMA confirmed the foregoing and acknowledged, in writing, that the securities must be acquired and held for investment. All certificates evidencing the shares of common stock on conversion of the note, if any, will bear a restrictive legend. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 2.03—CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated by reference in this Item 2.03

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 is incorporated by reference in this Item 3.02.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

Item 10	Material Contracts
10.04	Securities Purchase Agreement between CannaSys, LLC and EMA Financial, LLC dated October 14, 2015	Attached

10.05	10% Convertible Note between CannaSys, Inc. and EMA Financial, LLC dated October 14, 2015	Attached

*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.  Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.
Registrant

Dated: October 23, 2015	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer